                                                   Exhibit 99.2
--------------------------------------------------------------------------------
                                                   Monthly Operating Report
  -----------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42142-BJH-11                    02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------
  JUDGE: BARBARA J. HOUSER
  -----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                            CHIEF FINANCIAL OFFICER
  ----------------------------------------  ------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE



  DREW KEITH                                              8/20/2002
  ----------------------------------------  ------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE


  PREPARER:

  /s/ Kevin K. Craig                        CONTROLLER, KITTY HAWK INC.
  ----------------------------------------  ------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE



  KEVIN K. CRAIG                                          8/20/2002
  ----------------------------------------  ------------------------------------
  PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Monthly Operating Report

  --------------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1
  --------------------------------------------------

  --------------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
  --------------------------------------------------

  --------------------------------------------------
  COMPARATIVE BALANCE SHEET
  ----------------------------------------------------------------------------------------------------
                                          SCHEDULE         MONTH          MONTH            MONTH
                                                       -----------------------------------------------
  ASSETS                                   AMOUNT         JULY, 2002   AUGUST, 2002   SEPTEMBER, 2002
  ----------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                $     16,904     $     1,433             $0                $0
  ----------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                  $          0     $         0             $0                $0
  ----------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                       $     16,904     $     1,433             $0                $0
  ----------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)        $ 29,303,045     $ 1,190,687             $0                $0
  ----------------------------------------------------------------------------------------------------
  5.   INVENTORY                        $  1,508,508     $ 1,264,422             $0                $0
  ----------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                 $          0     $         0             $0                $0
  ----------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                 $  2,294,717     $ 3,101,877             $0                $0
  ----------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)              $111,256,463    ($19,607,947)            $0                $0
  ----------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS             $144,379,636    ($14,049,528)            $0                $0
  ----------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT      $166,772,560     $51,692,018             $0                $0
  ----------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION / DEPLETION         $          0     $39,185,507             $0                $0
       -----------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                        $166,772,560     $12,506,511             $0                $0
  ----------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS
  ----------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)       $          0     $ 2,026,460             $0                $0
  ----------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)              $          0
  ----------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                     $311,152,196     $   483,443             $0                $0
  ----------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                  $   639,876             $0                $0
  ----------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                     $     6,063             $0                $0
  ----------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                     $ 1,129,253             $0                $0
  ----------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                 $         0             $0                $0
  ----------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                      $ 5,254,426             $0                $0
  ----------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                              ($47,350,541)            $0                $0
  ----------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                      ($40,320,923)            $0                $0
  ----------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                                      $         0             $0                $0
  ----------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                    $  2,177,962     $         0             $0                $0
  ----------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                   $184,252,878     $29,458,871             $0                $0
  ----------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)              $          0     $20,035,051             $0                $0
  ----------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES    $186,430,840     $49,493,922             $0                $0
  ----------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                $186,430,840     $ 9,172,999             $0                $0
  ----------------------------------------------------------------------------------------------------
  EQUITY
  ----------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                        $69,645,449             $0                $0
  ----------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                 ($78,335,005)            $0                $0
  ----------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                              $         0
  ----------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                     $          0     ($8,689,556)            $0                $0
  ----------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                   $186,430,840     $   483,443             $0                $0
  ----------------------------------------------------------------------------------------------------
                                                         $         0             $0                $0
  ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report
 ---------------------------------------------------
 CASE NAME: KITTY HAWK AIRCARGO, INC.                 ACCRUAL BASIS-2
 ---------------------------------------------------

 ---------------------------------------------------
 CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
 ---------------------------------------------------

 ---------------------------------------------------
 INCOME STATEMENT
 ------------------------------------------------------------------------------------------------------
                                            MONTH           MONTH              MONTH         QUARTER
                                         ----------------------------------------------
 REVENUES                                 JULY, 2002    AUGUST, 2002    SEPTEMBER, 2002       TOTAL
 ------------------------------------------------------------------------------------------------------
 1.   GROSS REVENUES                      $  398,528              $0                 $0     $  398,528
 ------------------------------------------------------------------------------------------------------
 2.   LESS: RETURNS & DISCOUNTS           $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 3.   NET REVENUE                         $  398,528              $0                 $0     $  398,528
 ------------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 ------------------------------------------------------------------------------------------------------
 4.   MATERIAL                            $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 5.   TOTAL CASH                          $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 6.   DIRECT OVERHEAD                     $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 7.   TOTAL COST OF GOODS SOLD            $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 8.   GROSS PROFIT                        $  398,528              $0                 $0     $  398,528
 ------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ------------------------------------------------------------------------------------------------------
 9.   OFFICER / INSIDER COMPENSATION      $   15,417              $0                 $0     $   15,417
 ------------------------------------------------------------------------------------------------------
 10.  SELLING & MARKETING                 $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 11.  GENERAL & ADMINISTRATIVE            $  140,328              $0                 $0     $  140,328
 ------------------------------------------------------------------------------------------------------
 12.  RENT & LEASE                        $  898,409              $0                 $0     $  898,409
 ------------------------------------------------------------------------------------------------------
 13.  OTHER (ATTACH LIST)                 $2,899,660              $0                 $0     $2,899,660
 ------------------------------------------------------------------------------------------------------
 14.  TOTAL OPERATING EXPENSES            $3,953,814              $0                 $0     $3,953,814
 ------------------------------------------------------------------------------------------------------
 15.  INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                   ($3,555,286)             $0                 $0    ($3,555,286)
 ------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 ------------------------------------------------------------------------------------------------------
 16.  NON-OPERATING INCOME (ATT. LIST)    $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 17.  NON-OPERATING EXPENSE (ATT. LIST)   $    9,878              $0                 $0     $    9,878
 ------------------------------------------------------------------------------------------------------
 18.  INTEREST EXPENSE                            $0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 19.  DEPRECIATION / DEPLETION            $   69,645              $0                 $0     $   69,645
 ------------------------------------------------------------------------------------------------------
 20.  AMORTIZATION                        $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 21.  OTHER (ATTACH LIST)                ($3,861,787)             $0                 $0    ($3,861,787)
 ------------------------------------------------------------------------------------------------------
 22.  NET OTHER INCOME & EXPENSES        ($3,782,264)             $0                 $0    ($3,782,264)
 ------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ------------------------------------------------------------------------------------------------------
 23.  PROFESSIONAL FEES                   $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 24.  U.S. TRUSTEE FEES                   $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 25.  OTHER (ATTACH LIST)                 $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 26.  TOTAL REORGANIZATION  EXPENSES      $        0              $0                 $0     $        0
 ------------------------------------------------------------------------------------------------------
 27.  INCOME TAX                          $   90,792              $0                 $0     $   90,792
 ------------------------------------------------------------------------------------------------------
 28.  NET PROFIT (LOSS)                   $  136,186              $0                 $0     $  136,186
 ------------------------------------------------------------------------------------------------------
                                          $        0              $0                 $0
 ------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
 --------------------------------------------------
 CASE NAME: KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-3
 --------------------------------------------------

 --------------------------------------------------
 CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
 --------------------------------------------------

 ----------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                         MONTH            MONTH               MONTH        QUARTER
                                        ------------------------------------------------
 DISBURSEMENTS                           JULY, 2002     AUGUST, 2002     SEPTEMBER, 2002      TOTAL
 ----------------------------------------------------------------------------------------------------
 1.   CASH - BEGINNING OF MONTH            $  1,117           $1,433              $1,433     $  1,117
 ----------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 ----------------------------------------------------------------------------------------------------
 2.   CASH SALES                           $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 COLLECTION OF ACCOUNTS RECEIVABLE
 ----------------------------------------------------------------------------------------------------
 3.   PREPETITION                          $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 4.   TOTAL CASH                           $478,420           $    0              $    0     $478,420
 ----------------------------------------------------------------------------------------------------
 5.   TOTAL OPERATING RECEIPTS             $478,420           $    0              $    0     $478,420
 ----------------------------------------------------------------------------------------------------
 NON - OPERATING RECEIPTS
 ----------------------------------------------------------------------------------------------------
 6.   LOANS & ADVANCES (ATTACH LIST)       $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 7.   SALE OF ASSETS                       $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 8.   OTHER (ATTACH LIST)                 ($478,104)          $    0              $    0    ($478,104)
 ----------------------------------------------------------------------------------------------------
 9.   TOTAL NON-OPERATING RECEIPTS        ($478,104)          $    0              $    0    ($478,104)
 ----------------------------------------------------------------------------------------------------
 10.  TOTAL RECEIPTS                       $    316           $    0              $    0     $    316
 ----------------------------------------------------------------------------------------------------
 11.  TOTAL CASH AVAILABLE                 $  1,433           $1,433              $1,433     $  1,433
 ----------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 ----------------------------------------------------------------------------------------------------
 12.  NET PAYROLL                          $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 13.  PAYROLL TAXES PAID                   $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 14.  SALES, USE & OTHER TAXES PAID        $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 15.  SECURED / RENTAL / LEASES            $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 16.  UTILITIES                            $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 17.  INSURANCE                            $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 18.  INVENTORY PURCHASES                  $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 19.  VEHICLE EXPENSES                     $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 20.  TRAVEL                               $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 21.  ENTERTAINMENT                        $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 22.  REPAIRS & MAINTENANCE                $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 23.  SUPPLIES                             $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 24.  ADVERTISING                          $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 25.  OTHER (ATTACH LIST)                  $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 26.  TOTAL OPERATING DISBURSEMENTS        $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------
 27.  PROFESSIONAL FEES                    $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 28.  U.S. TRUSTEE FEES                    $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 29.  OTHER (ATTACH LIST)                  $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 30.  TOTAL REORGANIZATION EXPENSES        $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 31.  TOTAL DISBURSEMENTS                  $      0           $    0              $    0     $      0
 ----------------------------------------------------------------------------------------------------
 32.  NET CASH FLOW                        $    316           $    0              $    0     $    316
 ----------------------------------------------------------------------------------------------------
 33.  CASH - END OF MONTH                  $  1,433           $1,433              $1,433     $  1,433
 ----------------------------------------------------------------------------------------------------
                                           $      0
 ----------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
  -------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-4
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42142-BJH-11                  02/13/95, RWD, 2/96
  -------------------------------------

  ---------------------------------------------------------------------------------------------------
                                         SCHEDULE           MONTH          MONTH             MONTH
                                                          -------------------------------------------
  ACCOUNTS RECEIVABLE AGING               AMOUNT          JULY, 2002   AUGUST, 2002   SEPTEMBER, 2002
  ---------------------------------------------------------------------------------------------------
  1.  0-30                                $27,808,237     $1,104,634             $0                $0
  ---------------------------------------------------------------------------------------------------
  2.  31-60                               $   648,873      ($241,177)            $0                $0
  ---------------------------------------------------------------------------------------------------
  3.  61-90                               $   923,454     $      140             $0                $0
  ---------------------------------------------------------------------------------------------------
  4.  91+                                    ($77,519)    $1,754,098             $0                $0
  ---------------------------------------------------------------------------------------------------
  5.  TOTAL ACCOUNTS RECEIVABLE           $29,303,045     $2,617,695             $0                $0
  ---------------------------------------------------------------------------------------------------
  6.  TOTAL CASH
  ---------------------------------------------------------------------------------------------------
  7.  ACCOUNTS RECEIVABLE (NET)           $29,303,045     $2,617,695             $0                $0
  ---------------------------------------------------------------------------------------------------

  ---------------------------------------------------
  AGING OF POSTPETITION TAXES AND PAYABLES                   MONTH: SEPTEMBER, 2002
                                                                    ---------------------------------
  ---------------------------------------------------------------------------------------------------
                             0-30          31-60          61-90           91+
  TAXES PAYABLE              DAYS          DAYS           DAYS           DAYS              TOTAL
  ---------------------------------------------------------------------------------------------------
  1.  FEDERAL                  $  2,687       $     0         $    0             $0          $  2,687
  ---------------------------------------------------------------------------------------------------
  2.  STATE                    $  3,376       $     0         $    0             $0          $  3,376
  ---------------------------------------------------------------------------------------------------
  3.  LOCAL                    $      0       $     0         $    0             $0          $      0
  ---------------------------------------------------------------------------------------------------
  4.  OTHER (ATTACH LIST)      $      0       $     0         $    0             $0          $      0
  ---------------------------------------------------------------------------------------------------
  5.  TOTAL TAXES PAYABLE      $  6,063       $     0         $    0             $0          $  6,063
  ---------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------
  6.  ACCOUNTS PAYABLE         $206,045       $10,981         $5,079       $417,771          $639,876
  ---------------------------------------------------------------------------------------------------
                                                                                             $      0
  ---------------------------------------------------------------------------------------------------

  ---------------------------------------------------
  STATUS OF POSTPETITION TAXES                               MONTH: SEPTEMBER, 2002
                                                                    ---------------------------------
  ---------------------------------------------------------------------------------------------------
                                           BEGINNING        AMOUNT                          ENDING
                                              TAX        WITHHELD AND/     AMOUNT             TAX
  FEDERAL                                  LIABILITY*     0R ACCRUED        PAID            LIABILITY
  ---------------------------------------------------------------------------------------------------
  1.  WITHHOLDING**                            $    0       $497,817       $497,817            $    0
  ---------------------------------------------------------------------------------------------------
  2.  FICA-EMPLOYEE**                          $    0                                          $    0
  ---------------------------------------------------------------------------------------------------
  3.  FICA-EMPLOYER**                          $    0                                          $    0
  ---------------------------------------------------------------------------------------------------
  4.  UNEMPLOYMENT                             $    0                                          $    0
  ---------------------------------------------------------------------------------------------------
  5.  INCOME                                   $    0       $      0       $      0            $    0
  ---------------------------------------------------------------------------------------------------
  6.  OTHER (ATTACH LIST)                      $    0       $  2,687       $      0            $2,687
  ---------------------------------------------------------------------------------------------------
  7.  TOTAL FEDERAL TAXES                      $    0       $500,504       $497,817            $2,687
  ---------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ---------------------------------------------------------------------------------------------------
  8.  WITHHOLDING                              $    0                                          $    0
  ---------------------------------------------------------------------------------------------------
  9.  SALES                                    $    0                                          $    0
  ---------------------------------------------------------------------------------------------------
  10. EXCISE                                   $4,300       $  3,376       $  4,300            $3,376
  ---------------------------------------------------------------------------------------------------
  11. UNEMPLOYMENT                                 $0                                          $    0
  ---------------------------------------------------------------------------------------------------
  12. REAL PROPERTY                                $0                                          $    0
  ---------------------------------------------------------------------------------------------------
  13. PERSONAL PROPERTY                            $0       $      0       $      0            $    0
  ---------------------------------------------------------------------------------------------------
  14. OTHER (ATTACH LIST)                          $0                                          $    0
  ---------------------------------------------------------------------------------------------------
  15. TOTAL STATE & LOCAL                      $4,300       $  3,376       $  4,300            $3,376
  ---------------------------------------------------------------------------------------------------
  16. TOTAL TAXES                              $4,300       $503,880       $502,117            $6,063
  ---------------------------------------------------------------------------------------------------
                                                                                               $    0
  ---------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
   -------------------------------------
   CASE NAME:  KITTY HAWK AIRCARGO, INC.      ACCRUAL BASIS-5
   -------------------------------------

   -------------------------------------
   CASE  NUMBER:  400-42142-BJH-11                   02/13/95, RWD, 2/96
   -------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

           TOTAL CASH                                          MONTH: JULY, 2002
   ----------------------------------------                           --------------------------------------------
   BANK RECONCILIATIONS
                                                   Account #1           Account #2       Account #3
   ---------------------------------------------------------------------------------------------------------------
   A.     BANK:                               Bank One              Bank One
   ----------------------------------------------------------------------------------------------------
   B.     ACCOUNT NUMBER:                              100130152           1589845773                    TOTAL
   ----------------------------------------------------------------------------------------------------
   C.     PURPOSE (TYPE):                     Operating Account     Auction Proceeds
   ---------------------------------------------------------------------------------------------------------------
   1.   BALANCE PER BANK STATEMENT                          $  0                   $0                        $  0
   ---------------------------------------------------------------------------------------------------------------
   2.   ADD: TOTAL DEPOSITS NOT CREDITED                    $  0                   $0                        $  0
   ---------------------------------------------------------------------------------------------------------------
   3.   SUBTRACT: OUTSTANDING CHECKS                        $  0                   $0                        $  0
   ---------------------------------------------------------------------------------------------------------------
   4.   OTHER RECONCILING ITEMS                             $183                   $0                        $183
   ---------------------------------------------------------------------------------------------------------------
   5.   MONTH END BALANCE PER BOOKS                         $183                   $0             $0         $183
   ---------------------------------------------------------------------------------------------------------------
   6.   NUMBER OF LAST CHECK WRITTEN
   ---------------------------------------------------------------------------------------------------------------

   ----------------------------------------
   INVESTMENT ACCOUNTS
   ---------------------------------------------------------------------------------------------------------------
                                                  DATE OF               TYPE OF           PURCHASE     CURRENT
   BANK, ACCOUNT NAME & NUMBER                   PURCHASE              INSTRUMENT          PRICE        VALUE
   ---------------------------------------------------------------------------------------------------------------
   7.
   ---------------------------------------------------------------------------------------------------------------
   8.
   ---------------------------------------------------------------------------------------------------------------
   9.
   ---------------------------------------------------------------------------------------------------------------
   10.
   ---------------------------------------------------------------------------------------------------------------
   11.  TOTAL INVESTMENTS                                                                         $0         $  0
   ---------------------------------------------------------------------------------------------------------------

   ----------------------------------------
   CASH
   ---------------------------------------------------------------------------------------------------------------
   12.  CURRENCY ON HAND                                                                                   $1,250
   ---------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
   13.  TOTAL CASH - END OF MONTH                                                                          $1,433
   ---------------------------------------------------------------------------------------------------------------
                                                                                                           $    0

--------------------------------------------------------------------------------

                                                        Monthly Operating Report
   --------------------------------------
   CASE NAME:  KITTY HAWK AIRCARGO, INC.           ACCRUAL BASIS-6
   --------------------------------------

   --------------------------------------
   CASE NUMBER:  400-42142-BJH-11                       02/13/95, RWD, 2/96
   --------------------------------------
                                                        MONTH: JULY, 2002
   --------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPETOTALONCASHID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                    INSIDERS
   -----------------------------------------------------------------------------
                                    TYPE OF      AMOUNT         TOTAL PAID
            NAME                    PAYMENT      PAID            TO DATE
   -----------------------------------------------------------------------------
   1.   Clark Stevens          Salary             $15,417          $  504,165
   -----------------------------------------------------------------------------
   2.   Donny Scott            Salary             $     0          $  541,190
   -----------------------------------------------------------------------------
   3.   Susan Hawley           Salary             $     0          $   41,667
   -----------------------------------------------------------------------------
   4.
   -----------------------------------------------------------------------------
   5.
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                               $15,417          $1,087,022
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
   -----------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                        TOTAL
                                         ORDER AUTHORIZING         AMOUNT         AMOUNT      TOTAL PAID       INCURRED
                      NAME                  PAYMENT               APPROVED         PAID        TO DATE        & UNPAID *
   -----------------------------------------------------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
   -----------------------------------------------------------------------------------------------------------------------
   2.
   -----------------------------------------------------------------------------------------------------------------------
   3.
   -----------------------------------------------------------------------------------------------------------------------
   4.
   -----------------------------------------------------------------------------------------------------------------------
   5.
   -----------------------------------------------------------------------------------------------------------------------
   6.    TOTAL PAYMENTS
        TO PROFESSIONALS                                                $0             $0             $0              $0
   -----------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
   PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULED          AMOUNTS
                                                                       MONTHLY            PAID             TOTAL
                                                                      PAYMENTS           DURING            UNPAID
                         NAME OF CREDITOR                                DUE              MONTH         POSTPETITION
   -----------------------------------------------------------------------------------------------------------------------
   1.   PEGASUS                                                      $205,483            $205,483                  $0 *
   -----------------------------------------------------------------------------------------------------------------------
   2.   CORPORATE TRUST/TRANSAMERICA                                 $      0            $      0                  $0
   -----------------------------------------------------------------------------------------------------------------------
   3.   PROVIDENT                                                    $ 85,000            $ 85,000                  $0 *
   -----------------------------------------------------------------------------------------------------------------------
   4.   COAST BUSINESS                                               $150,000            $150,000                  $0 *
   -----------------------------------------------------------------------------------------------------------------------
   5.   WELLS FARGO                                                  $      0            $      0                  $0
   -----------------------------------------------------------------------------------------------------------------------
   6.   TOTAL                                                        $440,483            $440,483                  $0
   -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Monthly Operating Report
   --------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.       ACCRUAL BASIS-7
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42142-BJH-11                       02/13/95, RWD, 2/96
   --------------------------------------
                                                         MONTH: JULY, 2002
                                                                ----------------

   --------------------------
   QUESTIONNAIRE
   ------------------------------------------------------------------------------------------------------------------
                                                                                                     YES           NO
   ------------------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                            X
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
   ------------------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                            X
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
   ------------------------------------------------------------------------------------------------------------------
   3.     TOTAL CASH                                                                                                X
          LOANS) DUE FROM RELATED PARTIES?
   ------------------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                    X
          THIS REPORTING PERIOD?
   ------------------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                          X
          DEBTOR FROM ANY PARTY?
   ------------------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                              X
   ------------------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                        X
          PAST DUE?
   ------------------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                          X
   ------------------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                X
   ------------------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                            X
          DELINQUENT?
   ------------------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                           X
          REPORTING PERIOD?
   ------------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                           X
   ------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------------------------------------------------------
   1a.)  $299,979 Gain on Sale of SEA Equipment
   ------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   INSURANCE
   ------------------------------------------------------------------------------------------------------------------
                                                                                                     YES          NO
   ------------------------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                      X
          NECESSARY INSURANCE COVERAGES IN EFFECT?
   ------------------------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
   ------------------------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   ------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
   ------------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                                   PAYMENT AMOUNT
            POLICY                      CARRIER                           PERIOD COVERED              & FREQUENCY
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   ------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42142-BJH-11                               ACCRUAL BASIS

                                                  MONTH:       JULY, 2002
                                                        ------------------------

----------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS    LINE
      FORM NUMBER    NUMBER                            FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           2           13       SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
----------------------------------------------------------------------------------------------------------------------
                                   SFAS 121 Writedown Adjustment of $257,832 in 9/01 & $27,211 in 10/01
----------------------------------------------------------------------------------------------------------------------
                                SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           3            8       All cash received into the subsidiary cash account is swept
----------------------------------------------------------------------------------------------------------------------
                                   each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           3           31       All disbursements (either by wire transfer or check), including payroll, are
----------------------------------------------------------------------------------------------------------------------
                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------------------
                                   account.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           4            6       All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------------
                                   at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
----------------------------------------------------------------------------------------------------------------------
                                   down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           6        Insiders    Payments to insiders include a portion of the Court approved retention
----------------------------------------------------------------------------------------------------------------------
                                   payments in the month of January.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           6      Notes/Leases  Pegasus Lease Payments for March & April '02 were not made, pending legal
----------------------------------------------------------------------------------------------------------------------
                                   resolution to previous Rate Reduction agreement & BR Court approval
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           6      Notes/Leases  Pegasus Lease Payments resumed on (4) aircraft in May '02, with purchase of
----------------------------------------------------------------------------------------------------------------------
                                   (2) aircraft & (6) engines replacing two leases with a Note Payable of $1,500,000.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           7            3       All insurance policies are carried in the name of Kitty Hawk, Inc. and its
----------------------------------------------------------------------------------------------------------------------
                                   subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           3            3       The current general ledger system is not able to provide a detail of customer
----------------------------------------------------------------------------------------------------------------------
                                   cash receipts segregated by prepetition and post petition accounts receivable.
----------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                     JULY, 2002


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                               $ (19,607,947)Reported
                                                       --------------
           Intercompany Receivables                       (24,149,167)
           Deposits - State Street Bank (TA Air)                    0
           Deposits - Landing & Parking                        54,000
           Deposits - Ventura Aerospace                        65,125
           Deposits - Rent                                    113,643
           Deposits - Misc                                    345,125
           A/C Held for Resale/TIMCO Cr                     3,870,594
           Intangible - Mather                                 92,733
                                                       --------------
           TOTAL CASH                                     (19,607,947)Detail
                                                       --------------
                                                                    - Difference

14.   OTHER (ATTACH LIST)                               $   2,026,460 Reported
                                                       --------------
           Deposits - Aircraft Leases                       2,026,460
           Intangible - ATAZ STC                                    0
                                                       --------------
                                                            2,026,460 Detail
                                                       --------------
                                                                    - Difference

22.   OTHER (ATTACH LIST)                               $ (47,350,541)Reported
                                                       --------------
           Accrued A/P                                      4,215,148
           Deposit held for ATAZ sale                               0
           Accrued Salaries & Wages                           873,645
           Accrued 401K & Misc PR Deductions                   68,503
           Accrued PR Taxes (FICA)                             63,321
           Accrued Fuel Exp                                 1,464,220
           Accrued Interest                                         0
           Accrued Maintenance Reserves                    (1,807,132)
           Accrued Fed Income Tax (Post)                  (52,228,246)
                                                       --------------
                                                          (47,350,541)Detail
                                                       --------------
                                                                    - Difference

27.   OTHER (ATTACH LIST)                               $  20,035,051 Reported
                                                       --------------
           Accrued A/P                                      5,542,430
           Accrued Maintenance Reserves                    10,267,512
           Accrued Fed Income Tax (Pre)                     3,332,363
           Accrued Taxes - Other                                  474
           FINOVA Equip Accrued                               307,272
           Pegasus Lease Incentive                            585,000
                                                       --------------
                                                           20,035,051 Detail
                                                       --------------
                                                                    - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                     JULY, 2002


ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                               $   2,899,660 Reported
                                                       --------------
           Aircraft Expense                                   508,950
           Maintenance                                        598,690
           Fuel                                                22,351
           Ops Wages                                        1,299,891
           Ops Wages-Grnd                                     180,867
           Ground Handling                                          0
           Other Operating Exp                                330,505
           Contract Labor (I/C)                               (41,594)
           SFAS 121 Write-down of Assets, W-Net Cancel              0
                                                       --------------
                                                            2,899,660 Detail
                                                       --------------
                                                                    - Difference

16    NON OPERATING INCOME (ATT. LIST)                  $           0 Reported
                                                       --------------
           Non-Op Income                                            - Detail
                                                       --------------
                                                                    - Difference

17    NON OPERATING EXPENSE (ATT. LIST)                 $       9,878 Reported
                                                       --------------
           Interest Expense                                     9,878 Detail
                                                       --------------
                                                                    - Difference

21    OTHER (ATTACH LIST)                                 ($3,861,787)Reported
                                                       --------------
           (Gain)/Loss on Sale of Assets                     (298,731)
           Credit for Allocation of A/C Costs to KH I/C    (3,563,056)
                                                       --------------
                                                           (3,861,787)Detail
                                                       --------------
                                                                    - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                    (478,104)Reported
                                                       --------------
           Transfer to Inc - all money sweeps
              to KH Inc. Case #400-42141                     (478,104)Detail
                                                       --------------
                                                                    - Difference
                                                       --------------